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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 16, 1997
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                             JPS TEXTILE GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-27038                                         57-0868166
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(Commission File Number)                    (I.R.S. Employer Identification No.)


555 NORTH PLEASANTBURG DRIVE, SUITE 202
     GREENVILLE, SOUTH CAROLINA                                     29607
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (864) 239-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
                                   ----------
          (Former Name or Former Address, if Changed Since Last Report)


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NYFS09...:\75\55175\0042\1824\FRM5197L.000

Item 5.     Other Events.

            Filed herewith is a copy of the JPS Textile Group, Inc. (the "Company") Press Release, dated May 16, 1997, announcing a restructuring of the Company at the holding company level only.



Item 7.     Exhibits.

(c)   Exhibit:

      (99)  Press Release, dated May 16, 1997.












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
                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                           JPS TEXTILE GROUP, INC.

                                           By: /s/ David H. Taylor
                                              --------------------------------
                                           Name: David H. Taylor
                                           Title: Executive Vice President -
                                                  Finance and Secretary

Date:  May 21, 1997














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                                  Exhibit Index



Exhibit No.            Description of Exhibit
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    99                 Press release issued by the Company on May
                       16, 1997.*





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*Filed herewith












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